Exhibit No. 10(c)

FIRST AMENDMENT
This FIRST AMENDMENT dated as of January 27, 2016 (this “Amendment”) amends the Sixth Amended and Restated Credit Agreement dated as of June 11, 2013 (the “Credit Agreement”) among REGIS CORPORATION, a Minnesota corporation (the “Company”), various financial institutions and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Company has requested that the Credit Agreement be amended as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.AMENDMENTS. Subject to the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:
1.1    Amendments to Section 1.01. Section 1.01 is amended as follows:
(a)    The definition of “Change of Control” is amended by deleting the reference therein to “25%” and replacing it with “40%”.
(b)    The definition of “L/C Commitment” is amended by deleting the reference therein to “$50,000,000” and replacing it with “$30,000,000 (which amount may be increased to up to $50,000,000 upon written request by the Company, subject to the prior written consent of the Administrative Agent in its sole discretion)”.
(c)    The definition of “Swing Line Commitment” is amended by adding the following at the end of such definition immediately before the period: “; provided that, notwithstanding the foregoing or any other provision of this Agreement, the making of each Swing Line Loan shall be, in addition to any other specific conditions to borrowing set forth in this Agreement, subject to the approval of the Swing Line Lender in its sole discretion”.
1.2    Amendment to Section 2.05. Section 2.05(a) is amended by deleting the phrase “the Swing Line Lender agrees to make Swing Line Loans to the Company” in the first sentence thereof and replacing it with “the Swing Line Lender may in its sole discretion make Swing Line Loans to the Company”.
1.3    Amendment to Section 8.17. Section 8.17(d) is amended by deleting the reference to “$25,000,000” therein and replacing it with “$50,000,000”.
1.4    Amendment to Schedule 2.01. Schedule 2.01 is amended and restated in its entirety to read as set forth in Schedule 2.01 hereto.
SECTION 2.    Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that as of the date of effectiveness of this Amendment

(and after giving effect to such effectiveness): (a) the representations and warranties of the Company set forth in the Credit Agreement are true and correct in all material respects (except to the extent stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default or Event of Default exists.
SECTION 3.    CONDITIONS PRECEDENT. This Amendment shall become effective on the date on which the Administrative Agent has received the following:
(a)    Counterparts of this Amendment signed by the Company and the Required Lenders.
(b)    A Confirmation substantially in the form of Exhibit A signed by each Loan Party.
(c)     A work fee of $3,500 for each Lender that, on or prior to 5:00 p.m. (Chicago time) on January 26, 2016, delivers a signed counterpart of this Amendment to the Administrative Agent.
(d)    Payment of all invoiced fees and expenses of the Administrative Agent (including reasonable attorneys’ fees and expenses).
SECTION 4.    MISCELLANEOUS.
4.1    Indenture Amendment. Notwithstanding Section 1.3, until the Company delivers written evidence to the Administrative Agent that the basket set forth in Section 4.07(b)(15) of the Company’s Indenture dated as of December 1, 2015 (or in any corresponding provision of any indenture or other agreement refinancing or replacing such Indenture) has been increased to at least $50,000,000, or such Indenture (and any indenture or other agreement refinancing or replacing such Indenture) has been fully terminated, defeased, satisfied or discharged, the basket set forth in Section 8.17(d) of the Credit Agreement shall be deemed to equal $31,250,000 (or, if applicable, any lesser amount then set forth in such Section 4.07(b)(15) (or in any corresponding provision of such other indenture or agreement)).
4.2    Expenses. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Amendment and the transactions contemplated hereby.
4.3    Incorporation of Credit Agreement Provisions. The provisions of Sections 1.02 (Other Interpretive Provisions), 11.14 (Severability) and 11.17 (Waiver of Jury Trial) of the Credit Agreement are incorporated by reference as if fully set forth herein, mutatis mutandis.
4.4    Signing in Counterparts. This Amendment may be signed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A signature hereto delivered by facsimile or in .pdf format shall be effective as delivery of an original counterpart.

4.5    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.
4.6    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
4.7    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document or (b) alter, modify or amend any term or condition set forth in the Credit Agreement or any other Loan Document.
4.8    FATCA. From and after the effective date of this Amendment, the Company shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related expenses, including Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, the Credit Agreement (as amended by this Amendment) as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

REGIS CORPORATION

By:	/s/ Steven Spiegel
Name:	Steven Spiegel
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, as an Issuer, as Swing
Line Lender and as a Lender

By:	/s/ Krys Szremski
Title:	Vice President

BANK OF AMERICA, N.A.,
as Syndication Agent, as an Issuer and as a
Lender

By:	/s/ Brian Tower
Title:	Officer

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By:	/s/ Thomas Danielson
Name:	Thomas Danielson
Title:	Authorized Signatory

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Ludmila Yakovlev
Title:	V.P.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

/s/ Mark H. Halldorson
By:	Mark H. Halldorson
Title:	Director

FIFTH THIRD BANK, as a Lender

By:	/s/ Gary Losey
Title:	VP Corporate Banking

PNC BANK, NATIONAL ASSOCIATION, as
a Lender

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

BANK OF THE WEST, as a Lender

By:	/s/ David Wang
Title:	Director

SCHEDULE 2.01
COMMITMENTS AND PRO RATA SHARES

Lenders	Commitment	Pro Rata Share
JPMorgan Chase Bank, N.A.	$37,000,000	18.50%
Bank of America, N.A.	$37,000,000	18.50%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$26,500,000	13.25%
U.S. Bank National Association	$26,500,000	13.25%
Wells Fargo Bank, N.A.	$26,500,000	13.25%
Fifth Third Bank	$21,500,000	10.75%
PNC Bank, National Association	$15,000,000	7.50%
Bank of the West	$10,000,000	5.00%
TOTAL	$200,000,000	100.00%

EXHIBIT A

FORM OF CONFIRMATION

January 27, 2016

To:    JPMorgan Chase Bank, N.A., individually and as Administrative
Agent, and the other financial institutions that are
parties to the Credit Agreement referred to below

Please refer to the First Amendment dated as of the date hereof (the “Amendment”) to the Sixth Amended and Restated Credit Agreement dated as of June 11, 2013 (the “Credit Agreement”) among Regis Corporation, a Minnesota corporation, various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.
Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that such undersigned has received a copy of the Amendment and that, after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

REGIS CORPORATION
REGIS INC.
SUPERCUTS CORPORATE SHOPS, INC.
SUPERCUTS, INC.
THE BARBERS, HAIRSTYLING FOR MEN
& WOMEN, INC.
REGIS CORP.

By:
Name:
Title:

CONFIRMATION

January 27, 2016

To:    JPMorgan Chase Bank, N.A., individually and as Administrative
Agent, and the other financial institutions that are
parties to the Credit Agreement referred to below

Please refer to the First Amendment dated as of the date hereof (the “Amendment”) to the Sixth Amended and Restated Credit Agreement dated as of June 11, 2013 (the “Credit Agreement”) among Regis Corporation, a Minnesota corporation, various financial institutions and JPMorgan Chase Bank, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein have the respective meanings given to them in the Credit Agreement.
Each of the undersigned hereby confirms to the Administrative Agent and the Lenders that such undersigned has received a copy of the Amendment and that, after giving effect to the Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

REGIS CORPORATION
REGIS INC.
SUPERCUTS CORPORATE SHOPS, INC.
SUPERCUTS, INC.
THE BARBERS, HAIRSTYLING FOR MEN
& WOMEN, INC.
REGIS CORP.

By:	/s/ Steven Spiegel
Name:	Steven Spiegel
Title:	Chief Financial Officer